Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated April 24, 2020 to the

Statutory Prospectus for Class A, Class T,

Institutional Class and Class P of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Micro Cap Fund

And AllianzGI Ultra Micro Cap Fund (the “Funds”)

Liquidation of the Funds

Effective on or about June 26, 2020 (the “Liquidation Date”), the Funds will be liquidated and dissolved. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any fund-level taxes are made and the expenses and liabilities of the Funds have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Fund:

Effective as of the close of business on June 19, 2020, shares of the Funds will no longer be available for purchase by current or new investors in the Funds, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.” The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Reducing the Fund’s Assets to Cash

Generally, each of the Liquidating Fund’s assets are substantially liquid, and we expect to begin reducing them to cash in advance of the Liquidation Date in order to have cash on hand as of such Liquidation Date for distribution to shareholders and to meet any redemption requests received before then.  While management ordinarily would not anticipate any substantial difficulty in reducing each Liquidating Fund’s portfolio investments to cash at or very close to their value on the relevant Liquidating Fund’s books, in light of the recent market volatility related to the global coronavirus disease 2019 (COVID-19) pandemic and the tendency for the Liquidating Funds’ portfolio holdings to be less liquid than the shares of larger-capitalization issuers, there is a risk this will change.  As a result, the Liquidating Funds may experience difficulty in reducing their portfolio investments to cash and may be forced to do so at substantially less than their value.  Accordingly, it may be necessary to postpone the Liquidation Date until markets are more favorable.

Please retain this Supplement for future reference.